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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 4, 2000


                          CAM COMMERCE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                      000-16569                      95-3866450
(State or other                  (Commission                   (IRS Employer
 jurisdiction of                 File Number)                Identification No.)
 incorporation)


                              17520 NEWHOPE STREET
                        FOUNTAIN VALLEY, CALIFORNIA 92708
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 241-9241

                             CAM DATA SYSTEMS, INC.
          (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets.

          On August 4, 2000, CAM Commerce Solutions, Inc., a Delaware corporation (the "Registrant"), purchased all of the issued and outstanding capital stock of MicroBiz, Inc., a New York corporation ("MicroBiz"), from the company's president and sole shareholder, Craig Aberle, for $2 million. MicroBiz provides Windows based point of sale and inventory management software systems for single store retailers. MicroBiz's assets consist primarily of proprietary software products, software licenses to customers, and its customer list.

          The purchase price was arrived at by arms-length negotiations with Mr. Aberle based upon MicroBiz's customer list and the anticipated future revenue therefrom. One million eight hundred thousand dollars of the purchase price was paid at the closing. The balance of $200,000 is due upon confirmation that MicroBiz has at least 5,000 customers currently utilizing its software products other than in the automobile repair shop industry. For each customer less than 5,000, the purchase price will be reduced by $400 up to a maximum reduction of $200,000.

         The source of funds for the acquisition was the $8 million private placement recently completed by the Registrant.


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

Exhibit
Number                     Description
------                     -----------
 10.1       Stock Purchase Agreement, dated August 4, 2000, among Craig Aberle,
            MicroBiz, Inc., and CAM Commerce Solutions, Inc. (Schedules
            excluded).

 10.2       Consulting Agreement, dated August 4, 2000, among Craig Aberle,
            MicroBiz, Inc., and CAM Commerce Solutions, Inc., a Delaware corporation.

 10.3       Non-Competition Agreement, dated August 4, 2000, between Craig
            Aberle and CAM Commerce Solutions, Inc., a Delaware corporation.

99.1        Text of Press Release dated August 7, 2000


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAM COMMERCE SOLUTIONS, INC.


Date:  August 11,  2000                     By: /s/ Paul Caceres, Jr.
                                                --------------------------------
                                                Paul Caceres, Jr.
                                                Title: Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit
Number                            Description
------                            -----------
 10.1     Stock Purchase Agreement, dated August 4, 2000, among Craig Aberle,
          MicroBiz, Inc., and CAM Commerce Solutions, Inc. (Schedules excluded).

 10.2     Consulting Agreement, dated August 4, 2000 among Craig Aberle,
          MicroBiz, Inc., and CAM Commerce Solutions, Inc., a Delaware corporation.

 10.3 Non-Competition Agreement dated August 4, 2000 between Craig Aberle and CAM Commerce Solutions, Inc., a Delaware corporation.

 99.1     Text of Press Release dated August 7, 2000